Exhibit 99.1

KIRKLAND & ELLIS LLP	COLE SCHOTZ P.C.
KIRKLAND & ELLIS INTERNATIONAL LLP	Michael D. Sirota, Esq.
Edward O. Sassower, P.C.	Warren A. Usatine, Esq.
Joshua A. Sussberg, P.C. (admitted pro hac vice)	Felice R. Yudkin, Esq.
Steven N. Serajeddini, P.C. (admitted pro hac vice)	Ryan T. Jareck, Esq.
Ciara Foster (admitted pro hac vice)	Court Plaza North, 25 Main Street
601 Lexington Avenue	Hackensack, New Jersey 07601
New York, New York 10022	Telephone: (201) 489-3000
Telephone: (212) 446-4800	msirota@coleschotz.com
Facsimile: (212) 446-4900	wusatine@coleschotz.com
edward.sassower@kirkland.com	fyudkin@coleschotz.com
joshua.sussberg@kirkland.com	rjareck@coleschotz.com
steven.serajeddini@kirkland.com ciara.foster@kirkland.com

Co-Counsel for Debtors and	Co-Counsel for Debtors and
Debtors in Possession	Debtors in Possession

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

In re: WEWORK INC., et al., Debtors.[1]	Chapter 11 Case No. 23-19865 (JKS) (Jointly Administered)

NOTICE OF (I) ENTRY OF AN ORDER

CONFIRMING THE THIRD AMENDED JOINT

CHAPTER 11 PLAN OF REORGANIZATION OF WEWORK INC. AND

ITS DEBTOR SUBSIDIARIES (FURTHER TECHNICAL MODIFICATIONS) AND (II) OCCURRENCE OF EFFECTIVE DATE

On May 30, 2024, the Honorable John K. Sherwood, United States Bankruptcy Judge for the United States Bankruptcy Court for the District of New Jersey (the “Court”), entered the Order Confirming the Third Amended Joint Chapter 11 Plan of Reorganization of WeWork Inc. and Its Debtor Subsidiaries [Docket No. 2060] (the “Confirmation Order”) confirming the Plan2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”).

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A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/WeWork. The location of Debtor WeWork Inc.’s principal place of business is 71 5th Ave., 2nd Floor, New York, NY 10003; the Debtors’ service address in these chapter 11 cases is WeWork Inc. c/o Epiq Corporate Restructuring, LLC 10300 SW Allen Blvd. Beaverton, OR 97005.

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Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization of WeWork Inc. and Its Debtor Subsidiaries [Docket No. 1816] (with all supplements and exhibits thereto, the “Plan”) or the Confirmation Order, as applicable.

The Effective Date of the Plan occurred on June 11, 2024.

The Confirmation Order, the Plan, and copies of all documents Filed in these Chapter 11 Cases are available free of charge by visiting https://dm.epiq11.com/WeWork or by calling the Debtors’ restructuring hotline at (877) 959-5845 (Toll-free from US / Canada) or+1 (503) 852-9067 (International). You may also obtain copies of any pleadings Filed in these Chapter 11 Cases for a fee via PACER at: https://ecf.njb.uscourts.gov.

The Court has approved certain discharge, release, exculpation, injunction, and related provisions in Article VIII of the Plan.

The Plan and its provisions are binding on the Debtors, the Reorganized Debtors, the Disbursing Agent, and any Holder of a Claim or an Interest and such Holder’s respective successors and assigns, regardless of whether the Claim or the Interest of such Holder is Impaired under the Plan, and regardless of whether such Holder voted to accept the Plan.

The Plan and the Confirmation Order contain other provisions that may affect your rights. You are encouraged to review the Plan and the Confirmation Order in their entirety.

Dated: June 11, 2024

/s/ Michael D. Sirota
COLE SCHOTZ P.C.	KIRKLAND & ELLIS LLP
Michael D. Sirota, Esq.	KIRKLAND & ELLIS INTERNATIONAL LLP
Warren A. Usatine, Esq.	Edward O. Sassower, P.C.
Felice R. Yudkin, Esq.	Joshua A. Sussberg, P.C. (admitted pro hac vice)
Ryan T. Jareck, Esq.	Steven N. Serajeddini, P.C. (admitted pro hac vice)
Court Plaza North, 25 Main Street	Ciara Foster (admitted pro hac vice)
Hackensack, New Jersey 07601	601 Lexington Avenue
Telephone: (201) 489-3000	New York, New York 10022
msirota@coleschotz.com	Telephone: (212) 446-4800
wusatine@coleschotz.com	Facsimile: (212) 446-4900
fyudkin@coleschotz.com	edward.sassower@kirkland.com
rjareck@coleschotz.com	joshua.sussberg@kirkland.com
steven.serajeddini@kirkland.com
ciara.foster@kirkland.com

Co-Counsel for Debtors and	Co-Counsel for Debtors and
Debtors in Possession	Debtors in Possession

IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTICE, PLEASE CONTACT EPIQ CORPORATE RESTRUCTURING, LLC BY CALLING (877) 959-5845 (TOLL FREE) or +1 (503) 852-9067 (INTERNATIONAL)

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